SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): January 27, 2000
                                                        -------------------




                             THE CHERRY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)





             0-8955                                  36-2977756
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      (Commission File Number)           (I.R.S. Employer Identification Number)



3600 Sunset Avenue, Waukegan, Illinois                   60087
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(Address of Principal Executive Offices)               (Zip Code)



                                 (847) 662-9200
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On January, 27, 2000 the Company filed a press release announcing plans to explore various strategic alternatives with respect to its wholly owned subsidiary, Cherry Semiconductor Corporation.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1 January 27, 2000 Press Release announcing the Board of Directors decision to explore various strategic alternatives with respect to Cherry Semiconductor Corporation.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE CHERRY CORPORATION



                                           By: /s/ Dan A. King
                                               ---------------------------------
                                               Dan A. King
                                               Vice President of Finance and
                                                  Administration, Treasurer
                                                  and Secretary



Dated: January 31, 2000